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                                   FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 20, 1996
                                                        -------------------

                           Center Banks Incorporated
                           -------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                       0-18513                16-1368745
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(State or other jurisdiction         (Commission            (IRS Employer
    of incorporation)                File Number)        Identification No.)


        33 E. Genesee Street
        Skaneateles, New York                                    13152
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(address of principal executive office)                       (Zip Code)

       Registrant's Telephone number, including area code: (315) 685-2265
                                                           --------------

                                 Not applicable
                                 --------------
         (Former name or former address, if changed since last report)

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Item 5. Other Events.
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Center Banks Incorporated, holding company for Skaneateles Savings Bank, announced today the establishment of a Dividend Reinvestment Plan (the Plan), open to all registered stockholders of Center Banks Incorporated. A Plan prospectus and enrollment form will be mailed to registered stockholders in early January 1997.

Through the Plan, participating stockholders can reinvest cash dividends by purchasing additional shares of Common Stock from the Company at a discount of five percent (5%) from the market price (as defined in the plan). There will be no charges to stockholders for participating in the plan.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Center Banks Incorporated
                                             -------------------------
                                                   (Registrant)


                                             By: /s/ J. DANIEL MOHR
                                                 --------------------
                                                     J. Daniel Mohr
                                                     Treasurer

Dated December 20, 1996


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